Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
15.	Commitments and Contingencies

Contract Commitments

The Company enters into contracts in the normal course of business with third-party contract research organizations, contract development and manufacturing organizations and other service providers and vendors. These contracts generally provide for termination on notice and, therefore, are cancellable contracts and not considered contractual obligations and commitments (further details are under the heading Operating Lease Agreement in Note 17).

Lease Option Agreement

The Company entered into a non-assignable (unless agreed to the parties) lease option agreement (the “Lease Option”) where it agreed to pay $10 per month (the “option payment(s)”), starting on January 1, 2025 and automatically expiring on January 1, 2026 (the “option term”). The Company may terminate the Lease Option after July 1, 2025 with one-month written notice. As consideration for the Lease Option, the Company is required to pay $70 if the Company exercises its early termination provision, otherwise the required payments will be $120 during the option term. As consideration for the option payment(s), the Company has an exclusive right to enter into a definitive lease agreement for certain property during the option term. If a definitive lease agreement is entered into during the option term, the option payment(s) will be credited against the required lease payments under the definitive lease agreement, otherwise they will be non-refundable except for a default under the Lease Option.

Contingencies

From time to time, the Company may become involved in litigation matters arising in the ordinary course of business. The Company is not a party to any legal proceedings, nor is it aware of any material pending or threatened litigation. There were no contingent liabilities as of December 31, 2024.